                                                                  EXECUTION COPY

              CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
        AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
            HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                       AMENDED AND RESTATED FIELD LICENSE

         THIS AMENDED AND RESTATED FIELD LICENSE (the "Agreement"), effective December 31, 1999 (the "Effective Date"), is made by and among ABGENIX, INC., a Delaware corporation ("ABX"), JT AMERICA INC., a New York corporation ("JTA") and XENOTECH L.P., a California partnership ("XT"), with reference to the following facts and circumstances. ABX, JTA and XT may be referred to herein each individually as a "Party" and jointly as the "Parties."

         A. WHEREAS, in 1991, Cell Genesys, Inc. ("CGI") and JT Immunotech USA Inc. ("Immunotech"), a wholly-owned subsidiary of JTA, which is itself a wholly owned subsidiary of Japan Tobacco Inc. ("JTI"), formed XT;

         B. WHEREAS, CGI, Immunotech and XT entered into that certain Collaboration Agreement effective June 12, 1991, as amended (the "Collaboration Agreement"), pursuant to which those parties conducted a sponsored research project for the development of transgenic animals capable of producing human monoclonal antibodies;

         C. WHEREAS, CGI, Immunotech and XT entered into that certain Field License effective June 12, 1991, as amended on March 22, 1996 and June 28, 1996 (the "Prior Field License"), to govern those parties' rights with respect to the use of technology created pursuant to or practiced in the context of the Collaboration Agreement ("Project Technology") in the Field (as defined below);

         D. WHEREAS, CGI, Immunotech and XT entered into that certain Expanded Field License effective June 12, 1991, as amended on June 28, 1996 (the "Expanded Field License"), to govern those parties' rights with respect to the use of Project Technology in the Expanded Field (as defined in the Expanded Field License);

         E. WHEREAS, CGI assigned to ABX (its wholly-owned subsidiary at such time), its interest in XT and in the Collaboration Agreement, the Prior Field License and the Expanded Field License, and in 1997, Immunotech merged into JTA and its interest in XT and in the Collaboration Agreement, the Prior Field License and the Expanded Field License was assigned to JTA by operation of law;

         F. WHEREAS, XT, JTA and ABX have agreed to terminate the Collaboration Agreement pursuant to the terms of that certain Agreement to Terminate the Collaboration Agreement of even date herewith (the "Collaboration Termination Agreement"), and to further amend the Expanded Field License pursuant to that certain Amendment to the Expanded Field License of even date herewith (the "Expanded Field Amendment"); and

         G. WHEREAS, XT, JTA and ABX now desire to amend and restate the terms of the Prior Field License pursuant to the terms of this Agreement and that certain Amended and Restated Field License entered into between XT and ABX of even date herewith;

         NOW, THEREFORE, the Parties hereby agree as follows:

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       1.

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                                    ARTICLE I

                                   DEFINITIONS

The following definitions shall apply to capitalized terms used herein, which are modified from those provided in the Prior Field License as appropriate to reflect the change in identities of the Parties hereto.

         1.1 "ABX AMENDED LICENSE" shall mean the Amended and Restated Field License entered into by and between ABX and XT as of even date herewith.

         1.2 "AFFILIATE" shall mean any entity which controls, is controlled by or is under common control with any one of the Parties. An entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); provided that the government of Japan shall not be deemed an Affiliate of JTA.

         1.3 "CONTROLLED" OR "CONTROL" shall mean the ability to grant licenses or sublicenses with respect to a technology or material as provided in this Agreement without breaching any agreement or other arrangement with a Third Party.

         1.4      "FIELD" shall mean the [*] and the [*] or in [*]

         1.5 "GENETIC MATERIAL" shall mean a nucleotide sequence, including DNA, RNA, and complementary and reverse complementary nucleotide sequences thereto, whether coding or non-coding and whether intact or a fragment.

         1.6 "INDEPENDENT TECHNOLOGY" shall mean Patent Rights and Know-How developed by JTA with respect to Monoclonal Antibodies during the term of the Sponsored Research, independently of the Sponsored Research.

         1.7 "KNOW-HOW" shall mean all information in the possession and Control of JTA constituting methods, prototypes, techniques, materials (including mice) and data for the discovery, development and creation of a Monoclonal Antibody producing mouse.

         1.8 "LICENSED PRODUCT" shall mean Monoclonal Antibodies, Genetic Material encoding such Monoclonal Antibodies or any fragment of such Monoclonal Antibodies, the Monoclonal Antibody-producing mouse, and any discrete product incorporating a Monoclonal Antibody or Genetic Material encoding a Monoclonal Antibody or any fragment of a Monoclonal Antibody.

         1.9 "MAJORITY-OWNED AFFILIATE OF JTI" shall mean an entity of which JTI owns, directly or indirectly, more than [*] of the shares of such entity entitled to vote in the election of directors or corresponding managing authority.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       2.

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         1.10     "MONOCLONAL ANTIBODIES" shall mean antibodies at least
containing [*] to those [*] which are derived from [*] Such [*] may include, without limitation, the [*] and the introduction of [*]

         1.11 "PATENT RIGHTS" shall mean (a) all patent applications and patents Controlled by JTA; (b) any continuations, divisionals, reexaminations, reissues or extensions of any of (a) above; and (c) any foreign counterparts issued or issuing on any of (a) or (b) above.

         1.12 "PROJECT TECHNOLOGY" shall mean all Patent Rights and Know-How which resulted from the Sponsored Research.

         1.13 "SPONSORED RESEARCH" shall mean research funded by XT and conducted pursuant to the Collaboration Agreement.

                                   ARTICLE II

                            FIELD LICENSE SUPERSEDED

         The Field License is hereby superseded and replaced in its entirety by this Agreement and by the ABX Amended License.

                                   ARTICLE III

                                 GRANT OF RIGHTS

         3.1      RIGHTS OF XT.

                  (a) JTA hereby grants to XT an exclusive worldwide license under the Project Technology and the Independent Technology. The foregoing grant of rights with respect to the Independent Technology is to develop, use, modify, make, have made and sell or otherwise dispose of any product or technology which results from the Sponsored Research, within the Field. The remainder of the foregoing grant of rights is to develop, use, modify, make, have made and sell or otherwise dispose of any product or technology within the Field, regardless of whether such product or technology resulted from the Sponsored Research.

                  (b) The rights granted in this Article 3 shall be irrevocable, perpetual, royalty-free and fully assignable and sublicenseable.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       3.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

         4.1 GOVERNING LAWS. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, USA, without regard to conflict of laws principles.

         4.2 WAIVER. It is agreed that no waiver by a Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

         4.3 ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated, in whole or part, by a Party without the prior written consent of the other Party; provided that such written consent shall not be required where: (a) either Party assigns this Agreement to any entity that acquires substantially all of the assets to which this Agreement relates, (b) JTA assigns this Agreement to a Majority-Owned Affiliate of JTI or (c) ABX assigns this Agreement to an Affiliate. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties. Any assignment not in conformance with this Section 4.3 shall be null, void and of no legal effect. For clarification, this Agreement shall survive any dissolution of XT, provided that XT assigns this Agreement as permitted hereunder prior to or upon such dissolution.

         4.4 INDEPENDENT CONTRACTORS. The relationship of the Parties is that of independent contractors. The Parties shall not be deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

         4.5 COMPLIANCE WITH LAWS. In exercising their rights under this Agreement, the Parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this Agreement.

         4.6 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         4.7 NOTICES. Any notice, request, approval or consent required or permitted to be given between the Parties hereto shall be given in writing, and shall be deemed to have been properly given if delivered in person, transmitted by telecopy (with machine confirmation of transmission and confirmation by personal delivery, first class certified mail or courier), or mailed by first class certified mail to the other Party at the appropriate address set forth below, or to such other address as may be designated in writing by a Party from time to time in accordance with this Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       4.

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         JT America Inc.:                   JT America Inc.
                                            375 Park Avenue
                                            New York, NY  10152
                                            Fax: (212) 319-8993
                                            Attn:  President

         With a copy to:                    Gilbert, Segall and Young LLP
                                            430 Park Avenue
                                            New York, NY  10022
                                            Fax:  (212) 644-4051
                                            Attn:  Neal N. Beaton, Esq.

                                            Akros Pharma Inc.
                                            1400 Fashion Island Boulevard
                                            Suite 910
                                            San Mateo, CA  94404
                                            Fax: (650) 312-8028
                                            Attn:  President

         Abgenix, Inc. or                   Abgenix, Inc.
         Xenotech L.P.:                     7601 Dumbarton Circle
                                            Fremont, CA  94555
                                            Fax:  (510) 608-6511
                                            Attn:  President

         With a copy to:                    Cooley Godward LLP
                                            3000 El Camino Real
                                            Five Palo Alto Square
                                            Palo Alto, CA  94306-2155
                                            Fax:  (650) 857-0663
                                            Attn:  Robert L. Jones, Esq.

         4.8 EXPORT LAWS. Notwithstanding anything to the contrary contained herein, all obligations of the Parties hereunder are subject to prior compliance with the export regulations and such other laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable governmental.

         4.9 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

         4.10 FORCE MAJEURE. Nonperformance of any Party shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control, and not caused by the negligence, intentional conduct or misconduct of the non-performing Party.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       5.

         4.11 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER.

         4.12 DISPUTE RESOLUTION; ARBITRATION. The Parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between the President of Xenotech, Inc. and the President of JTA. Any dispute under this Agreement which is not settled after such meeting shall be finally settled by binding arbitration, conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by three (3) arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the Parties. Each Party shall bear its own costs and attorneys' and witness' fees; PROVIDED THAT the prevailing Party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other Party in the amount of the prevailing party's costs and reasonable attorneys' fees. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty (30) days following the final decision of the arbitrators. Any arbitration subject to this Section 4.12 shall be completed within six (6) months from the filing of notice of a request for such arbitration.

         4.13 COMPLETE AGREEMENT. It is understood and agreed between the Parties that this Agreement, the ABX Amended License, the Collaboration Termination Agreement and the Expanded Field License (as amended by the "Expanded Field Amendment") constitute the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and supersede and cancel all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied. No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties unless reduced to writing and executed by the respective duly authorized representatives of each Party.

         4.14 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

         4.15 HEADINGS. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       6.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first set forth above.


         JT AMERICA INC.                                  XENOTECH, INC. AS
                                                          GENERAL PARTNER OF
                                                          XENOTECH, L.P.


         By:      /s/ Shuji Kondo                         /s/ Raymond M. Withy
                  ---------------                         --------------------
                  Shuji Kondo                             Raymond M. Withy
                  President                               Chairman



         ABGENIX, INC.


         By:      /s/ R. Scott Greer
                  -------------------------------------
                  R.  Scott Greer
                  President and Chief Executive Officer


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       7.